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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                          ---------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):   January 21, 2000

                          ---------------------------


                                 VENCOR, INC.
            (Exact name of registrant as specified in its charter)


         Delaware                    001-14057                 61-1323993
(State or other jurisdiction  (Commission File Number)        (IRS Employer
     of incorporation or                                   Identification No.)
       organization)

                               One Vencor Place
                            680 South Fourth Street
                             Louisville, Kentucky
                   (Address of principal executive offices)
                                  40202-2412
                                  (Zip Code)

      Registrant's telephone number, including area code:  (502) 596-7300

                                Not Applicable
        (Former name or former address, if changed since last report.)

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Items 1-4.  Not Applicable.

Item 5.  Other Events

     As previously disclosed, Vencor, Inc. (the "Company") has been informed by the Department of Justice ("DOJ"), acting on behalf of the Health Care Financing Administration and the Department of Health and Human Services' Office of the Inspector General, that the Company is the subject of ongoing investigations into various Medicare reimbursement issues, including various hospital cost reporting issues, Vencare billing practices and various quality of care issues in its hospitals and nursing centers. The Company has cooperated fully in these
investigations.    The DOJ has recently informed the Company that it intends to intervene in all remaining pending qui tam actions asserted against the Company in connection with these investigations.

     The Company is engaged in active discussions with the DOJ that may result in a resolution of some or all of the DOJ investigations and the pending qui tam actions. The Company believes that the DOJ's intervention in these actions will facilitate the ability of the parties to reach a final resolution. As previously disclosed, the Company also believes that such a resolution could include a payment to the government which would have a material adverse effect on the Company's liquidity and financial position.

     The Company and its subsidiaries filed voluntary petitions for reorganization under Chapter 11 with the United States Bankruptcy Court in Delaware on September 13, 1999.

     Vencor, Inc. is a national provider of long-term healthcare services primarily operating nursing centers and hospitals.

    Certain statements set forth above, including, but not limited to, statements containing the words "anticipates," "believes," "expects," "intends," "will," "may" and similar words constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company's actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. Such factors may include, without limitation, the delays or the inability to complete the Company's plan of reorganization; the availability and terms of capital in light of recent losses, cash flow shortfalls and the Company's Chapter 11 bankruptcy filing; adverse actions which may be taken by creditors and the outcome of various bankruptcy proceedings; the Company's ability to attract patients given its current financial position; and the effects of healthcare reform and legislation on the Company's business strategy and operations. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements included herein to reflect future

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events or developments.

Items 6-9.  Not Applicable.


                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          VENCOR, INC.



Dated:  January 24, 2000                  By: /s/ Richard A. Lechleiter
                                             -------------------------
                                             Richard A. Lechleiter
                                             Vice President, Finance,
                                             Corporate Controller and
                                             Treasurer

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